SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 13, 2005

                             SIGA TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                     0-23047                  13-3864870
(State or other jurisdiction of       (Commission             (I.R.S. employer
incorporation or organization)        file number)           identification no.)

420 Lexington Avenue, Suite 408
      New York, New York
    (Address of principal                                          10170
      executive offices)                                         (Zip code)

       Registrant's telephone number, including area code: (212) 672-9100

      -------------------------------------------------------------------------

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

      On December 13, 2005, SIGA Technologies, Inc., a Delaware corporation ("SIGA"), issued a press release pursuant to which SIGA announced that the U.S. Food and Drug Administration (FDA) accepted its Investigational New Drug (IND) application to begin Phase I clinical trials of SIGA-246, its lead smallpox drug. SIGA also announced that in order to expedite the program, the FDA granted SIGA-246 Fast-Track status.

      A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(c)   Exhibits

Exhibit No.     Description
-----------     -----------

99.1            Press Release, dated December 13, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SIGA TECHNOLOGIES, INC.


                                        By: /s/ Thomas N. Konatich
                                            -------------------------------
                                            Name:   Thomas N. Konatich
                                            Title:  Chief Financial Officer

Date:  December 14, 2005


                                      -3-